UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K/A

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2023

_______________________________

Tilray Brands, Inc.

(Exact name of registrant as specified in its charter)

_______________________________

Delaware	001-38594	82-4310622
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

265 Talbot Street West

Leamington, Ontario N8H 4H3

(Address of Principal Executive Offices) (Zip Code)

(844) 845-7291

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

_______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class 2 Common stock, par value $0.0001 per share	TLRY	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A (Amendment No. 1) amends the Current Report on Form 8-K filed on April 10, 2023 (the “Original Form 8-K”) by Tilray Brands, Inc. (the “Company”) in order to correct an inadvertent deletion of two line items in the exhibits to the press release furnished as Exhibit 99.1 with the Original Form 8-K. This Form 8-K/A (Amendment No. 1) is being filed to amend the Original Form 8-K to update the disclosures made therein.

Item 2.02. Results of Operations and Financial Condition.

On April 10, 2023, Tilray Brands, Inc. (“Tilray”) issued a press release announcing financial results for its third fiscal quarter ended February 28, 2023. A copy of the press release is furnished herewith as Exhibit 99.1.

The information in this current report on Form 8-K, including the press release attached as Exhibit 99.1 hereto, is being furnished, but shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Tilray, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release of Tilray Brands, Inc., dated April 10, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tilray Brands, Inc.

Date: April 10, 2023	By:	/s/ Mitchell Gendel
Mitchell Gendel
Global General Counsel